UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of the earliest event reported):  May 12, 2026

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, Indiana  47202-3005
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Sections 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 12, 2026, at the 2026 annual meeting of shareholders (the “Annual Meeting”) of Cummins Inc. (the “Company”), the Company’s shareholders voted on the following proposals:
•The election of eleven directors for a one-year term to expire at the Company’s 2027 annual meeting of shareholders;
•An advisory vote on the compensation of the Company’s named executive officers;
•The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026;
•A proposal to approve the Company's 2026 Omnibus Incentive Plan;
•A shareholder proposal to adopt a policy for separation of the roles of Chairperson and Chief Executive Officer; and
•A shareholder proposal requesting a report on the Company's charitable support.
As of the March 16, 2026 record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 138,257,420 shares of Common Stock were outstanding and entitled to vote, each entitled to one vote per share. Approximately 87.8% of all shares of Common Stock outstanding and entitled to vote were represented at the Annual Meeting in person or by proxy.
The following are the final votes on the matters presented for shareholder approval at the Annual Meeting.
1.Election of Eleven Directors for a One-Year Term to Expire at the Company’s 2027 Annual Meeting of Shareholders

Name	For	Against	Abstain	Broker Non-Votes
Jennifer W. Rumsey	101,443,390	5,261,855	496,015	14,244,942
Gary L. Belske	105,239,392	1,751,706	210,162	14,244,942
Bruno V. Di Leo Allen	104,496,790	2,494,436	210,034	14,244,942
Daniel W. Fisher	105,664,671	1,328,505	208,084	14,244,942
Carla A. Harris	100,606,556	6,389,670	205,034	14,244,942
Thomas J. Lynch	102,900,496	4,096,281	204,483	14,244,942
William I. Miller	99,983,877	7,022,677	194,706	14,244,942
Kimberly A. Nelson	105,522,089	1,474,821	204,350	14,244,942
Karen H. Quintos	102,388,988	4,596,070	216,202	14,244,942
John H. Stone	105,646,356	1,363,006	191,898	14,244,942
Matthew Tsien	106,581,920	436,853	182,487	14,244,942
2.Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
101,865,982	4,995,353	339,925	14,244,942
3.Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2026

For	Against	Abstain	Broker Non-Votes
113,910,556	7,338,022	197,624	—

4.Approval of the Company's 2026 Omnibus Incentive Plan

For	Against	Abstain	Broker Non-Votes
102,647,695	4,155,893	397,672	14,244,942

5.Shareholder Proposal to Adopt a Policy for Separation of the Roles of Chairperson and Chief Executive Officer

For	Against	Abstain	Broker Non-Votes
24,007,807	82,570,309	623,144	14,244,942
6.Shareholder Proposal Requesting a Report on the Company's Charitable Support

For	Against	Abstain	Broker Non-Votes
1,881,650	104,240,231	1,079,379	14,244,942

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2026

CUMMINS INC.
/s/ NICOLE Y. LAMB-HALE
Nicole Y. Lamb-Hale Vice President, Chief Administrative Officer & Corporate Secretary